Exhibit 10.21

Life Insurance and Annuity

Reinsurance and Administration Agreement

between

Lewer Life Insurance LLIC

Kansas City, Missouri

(hereinafter referred to as the “LLIC”)

and

US Alliance Life and Security Company

Bismarck, North Dakota

(hereinafter referred to as the “US Alliance”)

Effective December 31, 2023

Reinsurance and Administration Agreement

TABLE OF CONTENTS

		Page
Article 1	PREAMBLE	4
	1.1 Parties to the Agreement
	1.2 Compliance
	1.3 Governing Law
	1.4 Entire Agreement
	1.5 Modification or Amendment
	1.6 Severability
	1.7 Office of Foreign Assets Control
Article 2	BASIS OF INSURANCE	6
Article 3	US ALLIANCE’S LIABILITY	7
Article 4	REINSURANCE PREMIUM	8
	4.1 Reinsurance Premiums
	4.2 Premium Taxes
Article 5	SETTLEMENT OF CLAIMS	9
	5.1 US Alliance’s Liability for Claims
	5.2 Extra Contractual Damages
Article 6	ADMINISTRATION	10
	6.1 Administration
	6.2 Record Keeping
	6.3 Administrative Account
Article 7	CONSIDERATION	12
Article 8	INSOLVENCY	13
	8.1 Definition of Insolvency
	8.2 Insolvency of LLIC
Article 9	DISPUTE RESOLUTION	14
	9.1 Negotiation
	9.2 Arbitration
	9.3 Waiver of Trial by Jury
Article 10	CONFIDENTIALITY	17
Article 11	ERRORS AND OMISSIONS	18

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Reinsurance and Administration Agreement

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Reinsurance and Administration Agreement

Article 1
PREAMBLE

1.1	Parties to the Agreement

This is an agreement for indemnity reinsurance (the “Agreement”) solely between Lewer Life Insurance Company, of Missouri (the “LLIC”) and US Alliance Life and Security Company, of North Dakota (the “US Alliance”), each, a “Party” and collectively, the “Parties”.

This Agreement shall be binding upon LLIC and US Alliance and their respective successors and assigns.

1.2	Compliance

LLIC represents that, to the best of its knowledge, it is in compliance with all state and federal laws applicable to the business reinsured under this Agreement. In the event that LLIC is found to be in non-compliance with any law material to this Agreement, this Agreement shall remain in effect and LLIC shall indemnify US Alliance for any direct loss US Alliance suffers as a result of the non-compliance, and shall seek to remedy the non-compliance.

1.3	Governing Law

This Agreement shall be construed in accordance with the laws of the State of Kansas.

1.4	Entire Agreement

This Agreement shall constitute the entire agreement between the Parties with respect to the policies listed in Schedule A and there are no understandings between the Parties with respect thereto, other than as expressed in this Agreement.

1.5	Modification or Amendment

No modification or amendment of this Agreement shall be effective unless made in writing and signed by duly authorized representatives or agents of both Parties.

1.6	Severability

If any term or provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal, or unenforceable in that jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

1.7	Office of Foreign Assets Control (OFAC)

The Parties represent that they are using, and shall use, commercially reasonable efforts to comply with all applicable economic sanction laws. Neither Party shall be deemed to provide cover or be liable to pay any claim or provide any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose that Party to any sanction, prohibition or restriction under the trade or economic sanctions, laws or regulations of the United States of America (the “Laws”). Neither Party shall be required to take any action under this Agreement that would violate the Laws, including, but not limited to, making any payments in violation of the Laws.

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Reinsurance and Administration Agreement

Should either Party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment (including beneficiary payments) has been made in violation of the Laws, the Party who first becomes aware of said violation shall notify the other Party, and the Parties shall cooperate to take all necessary corrective actions. The Parties agree that any reinsurance transaction discovered to have been made in violation of the Laws shall be null, void and of no effect from its inception, as if that reinsurance transaction had never been entered into. In such event, each Party shall be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

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Reinsurance and Administration Agreement

Article 2

BASIS OF INSURANCE

On or after 12:01 A.M. Eastern Standard Time on the Effective Date of this Agreement, LLIC shall cede and US Alliance shall automatically accept reinsurance of, and administrative responsibility for, the policies listed in Schedule A (the “Policies”).

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Reinsurance and Administration Agreement

Article 3

US ALLIANCE’S LIABILITY

US Alliance’s liability shall begin and end with the liability of LLIC. Reinsurance shall be inforce and binding on US Alliance as long as, where applicable, the reinsurance premiums continue to be paid when due while the insurance remains inforce.

US Alliance’s liability shall be determined in accordance with LLIC policies issued in connection with the coverage giving rise to reinsurance. US Alliance acknowledges that LLIC has provided its retention schedule(s), underwriting guidelines, issue rules, premium rates, policy forms and claims guidelines necessary for US Alliance’s reinsurance and administration of the Policies.

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Reinsurance and Administration Agreement

Article 4

REINSURANCE PREMIUM

4.1	Reinsurance Premiums

US Alliance shall be entitled to 100% of all premiums due LLIC and collected subsequent to the Effective Date under the terms of the Policies, including modal loadings and policy fees, less premium taxes. Reinsurance premiums are on the same mode as direct premiums.

4.2	Premium Taxes

US Alliance shall pay directly, or reimburse LLIC for, any premium taxes with respect to the Policies that first become due to state or local taxing authorities on or after the Effective Date. US Alliance

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Reinsurance and Administration Agreement

Article 5

SETTLEMENT OF CLAIMS

5.1	US Alliance’s Liability for Claims

US Alliance shall pay or reimburse LLIC for all Claims incurred on or after the Effective Date in accordance with the terms and conditions of the Reinsured Policies and applicable law.

5.2	Extra Contractual Damages

US Alliance shall not participate in punitive or compensatory damages or statutory penalties that are awarded against LLIC as a result of an act, omission or course of conduct committed by LLIC, its agents, or representatives in connection with claims covered under this Agreement.

LLIC shall not participate in punitive or compensatory damages or statutory penalties that are awarded against US Alliance as a result of an act, omission or course of conduct committed by US Alliance its agents, or representatives in connection with claims covered under this Agreement.

For purposes of this Article, the following definitions shall apply:

■	“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.
■	“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty nor fixed in amount by statute.
■	“Statutory penalties” are those amounts awarded as a penalty, but are fixed in amount by statute.

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Reinsurance and Administration Agreement

Article 6

ADMINISTRATION

6.1	Administration

US Alliance shall act as Administrator for the Policies on behalf of LLIC.

US Alliance shall perform all appropriate administrative, claims and other services customarily performed by a direct company in the life insurance industry, including reporting under Article 6, as well as duties customarily performed by an assuming company in the reinsurance industry. Such services shall include all required and necessary policyholder service, premium billing and collection, commission processing, claim adjudication, insurance accounting, valuation of statutory reserves and other liabilities, and valuation of assets (the “Administrative Services”).

In performing the Administrative Services, US Alliance shall use reasonable care, comply with all applicable laws, and use all reasonable efforts to preserve the value of the Policies.

Specifically with regard to administering the Voya Block (as identified in Schedule A), US Alliance shall comply with all duties, obligations, and responsibilities required of Presidential in the Administration Agreement attached hereto as Schedule C, as if US Alliance stepped into the shoes of Presidential.

US Alliance shall not outsource any Administrative Services or claims administration with respect to the Policies without the written consent of LLIC and such consent shall not be unreasonably withheld. In the event LLIC consents to US Alliance outsourcing any Administrative Services or claims administration, prior to the commencement of such outsourcing, US Alliance shall ensure that it secures the right to audit and inspect the party performing such outsourced services.

All monetary considerations for such Administrative Services are explicitly reflected in the Reinsurance Premiums and Initial Consideration with no further monetary considerations owed to LLIC or US Alliance.

6.2	Record Keeping

US Alliance shall maintain all records and correspondence relating to its performance of the Administrative Services in accordance with industry standards of insurance record keeping. In addition, such records shall be made available for examination, audit, and inspection by the department of insurance of any state within whose jurisdiction LLIC or US Alliance operates. US Alliance further agrees that in the event of the termination of this Agreement, any such records in US Alliance’s possession shall promptly be duplicated and forwarded to the LLIC, unless otherwise instructed.

US Alliance shall establish and maintain an adequate system of internal controls and procedures for financial reporting relating to the Policies, including associated documentation and shall make such documentation available for examination and inspection by LLIC.

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Reinsurance and Administration Agreement

6.3	Administrative Account

US Alliance shall maintain, at its own expense, a FDIC-insured checking account with sufficient funds in the name of LLIC and any other direct writers associated with the Policies for the purpose of facilitating US Alliance’s performance of Administrative Services, including receiving premium and paying claims (“Administrative Account”). LLIC shall cooperate US Alliance’s establishment and maintenance of said Administrative Account.

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Reinsurance and Administration Agreement

Article 7

CONSIDERATION

In consideration for US Alliance assuming full reinsurance and administrative responsibilities for the Policies as set forth herein, on the Effective Date, LLIC shall pay US Alliance the following amounts:

1.	An amount equal to the estimated statutory reserves as of 12/31/2023 calculated immediately prior to the Effective Date; and
2.	A one-time lump-sum payment of Ninety-Four Thousand Dollars ($94,000).

On or before January 31, 2024, the Parties will calculate the actual statutory reserves as of December 31, 2023, and a true-up payment will be made between the Parties on or before February 9, 2024, to bring the estimated statutory reserve payment in line with the actual statutory reserve amount.

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Reinsurance and Administration Agreement

Article 8

INSOLVENCY

8.1	Definition of Insolvency

A Party to this Agreement shall be deemed to be insolvent when it:

A.	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator, or statutory successor of its properties or assets; or

B.	is adjudicated as bankrupt or insolvent; or

C.

files or consents to the filing of a petition in bankruptcy, seeks reorganization or an arrangement with creditors or takes advantage of any bankruptcy, dissolution, liquidation or similar law or statute; or

D.	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the Party’s domicile.

8.2	Insolvency of LLIC

In the event of insolvency of LLIC:

A.

all payments normally made to it by US Alliance shall be payable directly to the liquidator, receiver or statutory successor of LLIC on the basis of the liability of LLIC under the policies reinsured without diminution because of insolvency of LLIC.

B.

the liquidator, receiver or statutory successor shall give the Reinsurer written notice of the pendency of a claim on a policy reinsured within a reasonable time after the claim is filed in the solvency proceeding.

C.

Alliance may investigate a claim, and in a proceeding where the claim is to be adjudicated, US Alliance may, at US Alliance's own expense, interpose in the name of LLIC (its liquidator, receiver or statutory successor) any defense or defenses which US Alliance may deem available to LLIC or its liquidator, receiver or statutory successor. Any expense thus incurred by US Alliance shall be chargeable, subject to court approval, against LLIC as part of the expense of liquidation to the extent of a proportionate share of the amount of reinsurance that may accrue to LLIC solely as a result of the defense undertaken by US Alliance.

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Reinsurance and Administration Agreement

Article 9

DISPUTE RESOLUTION

9.1	Negotiation

Within fifteen (15) calendar days after US Alliance or LLIC has given the other Party written notification of a specific dispute arising out of or relating to this Agreement, each Party will appoint a designated officer of its company to attempt to resolve such dispute. The officers will meet at a mutually agreeable location as soon as reasonably possible, and in no event more than fifteen (15) calendar days after both Parties designated their respective officer representatives, and as often as reasonably necessary, to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the matter in dispute and will negotiate in good faith without the necessity of formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

If the officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, the dispute will be submitted to formal arbitration pursuant to Article 9.2, unless the Parties agree in writing to extend the negotiation period for an additional thirty (30) calendar days.

9.2	Arbitration

The Parties intend that the customs and practices of the insurance and reinsurance industry be given full effect in the operation and interpretation of this Agreement. The Parties agree to act in all matters with the utmost good faith. However, if the Parties cannot mutually resolve a dispute that arises out of or relates to this Agreement, including, without limitation, the rights and obligations arising under, formation, interpretation, and/or validity of this Agreement, and the dispute cannot be resolved through the negotiation process set forth in Article 9.1, then, the dispute shall be submitted to arbitration in accordance with the provisions of this Article 9.2.

The Party initiating arbitration shall notify the other Party by certified mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. Each Party shall select an arbitrator within thirty (30) days of the written request for arbitration. If either Party refuses or neglects to appoint an arbitrator within thirty (30) days of the written request for arbitration, the other Party may appoint the second arbitrator. Within fifteen (15) calendar days of the appointment of the second arbitrator, the two arbitrators shall select an umpire. If the two arbitrators fail to agree on the selection of the umpire within fifteen (15) calendar days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three umpire candidates, each arbitrator shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

The arbitrators and umpire shall all be disinterested, ARIAS-certified arbitrators, who are current or former executive officers of a life insurance or life reinsurance company (other than the Parties to this Agreement, their Affiliates or subsidiaries) and familiar with the prevailing customs and practices for reinsurance in the life insurance and life reinsurance industry in the United States.

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Reinsurance and Administration Agreement

Each arbitration hearing under this Agreement will be held on the dates set by the umpire in Topeka, Kansas or other mutually agreed upon location. As soon as possible, the arbitrator shall establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitration and this Article 9.2 shall be governed by Title 9 (Arbitration) of the United States Code.

The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the terms and conditions of this Agreement and the customs and practices of the insurance and reinsurance industries with a view to effecting the general purpose of the Agreement. The arbitration panel is released from judicial formalities and shall not be bound by strict interpretation of the law.

The decision of a majority of the arbitration panel shall be final and binding on both Parties, except to the extent otherwise provided in the Federal Arbitration Act. The arbitration panel shall render its award in writing. Judgment upon the award may be entered in any court having jurisdiction, pursuant to the Federal Arbitration Act.

The Parties agree that the federal courts in either Party’s state of domicile have jurisdiction to hear any matter relating to compelling arbitration or enforcing the judgment of an arbitral panel, and the Parties hereby consent to such jurisdiction. Each Party hereby waives, to the fullest extent permitted by law, any objection it may have to such venue, or any claim that a proceeding brought in federal court in either Party’s state of domicile has been brought in an inconvenient forum. In addition, the Parties hereby consent to service of process out of such courts at the addresses set forth below:

if to LLIC:

Lewer Life Insurance Company

9900 W. 109th Street, Suite 200

Overland Park, KS 66210

Attention: President

Phone: 800-821-7715

Email: mlewer@lewer.com; nlewer@lewer.com

if to US Alliance:

US Alliance Life and Security Company

1303 SW First American Pl, Suite 200

Topeka, KS 66604

Attention: Jack H. Brier, Chairman and CEO

Phone: 785-228-0200

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Reinsurance and Administration Agreement

Unless the arbitration panel decides otherwise, each Party will bear the expense of its own arbitration activities, including the fees and expenses of its own arbitrator, and any outside attorney and witness fees. The Parties will jointly bear an equal share of the fees and expenses of the umpire and of the other expenses of the arbitration.

9.3	Waiver of Trial by Jury

US Alliance and LLIC hereby waive any and all rights to trial by jury in any matter arising out of or relating to this Agreement.

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Reinsurance and Administration Agreement

Article 10

CONFIDENTIALITY

The Parties previously entered into a Mutual Confidential Disclosure Agreement (“Confidentiality Agreement”), a copy of which is attached hereto as Schedule D. The Parties agree that the terms of that agreement shall be incorporated herein and made a part hereof by reference, as if set forth in full. The Parties further agree that in incorporating that Confidentiality Agreement herein, they agree and intend that the term of the confidentiality obligations shall continue for three years beyond the termination or expiration of this Agreement.

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Reinsurance and Administration Agreement

Article 11

ERRORS AND OMISSIONS

If through unintentional error, oversight, omission, or misunderstanding (collectively referred to as “errors”), US Alliance or LLIC fails to comply with the terms of this Agreement and if, upon discovery of the error by either Party, the other Party is promptly notified, each Party shall be restored to the position it would have occupied if the error had not occurred, including interest.

If it is not possible to restore each Party to the position it would have occupied if the error had not occurred, the Parties shall endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the Parties as evidenced by this Agreement.

However, US Alliance shall not provide reinsurance for policies that do not satisfy the parameters of this Agreement. Further neither Party shall be responsible for negligent or deliberate acts of other. If either Party discovers that LLIC has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, US Alliance may require LLIC to audit its records for similar errors and to take actions necessary to avoid similar errors in the future.

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Reinsurance and Administration Agreement

Article 12

OFFSET

Any debts or credits, in favor of or against either US Alliance or LLIC with respect to this Agreement, are deemed mutual debts or credits and shall be offset and only the balance shall be allowed or paid.

The right of offset shall not be affected or diminished because of the insolvency of the other Party.

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Reinsurance and Administration Agreement

Article 13

DAC TAX

The Parties to this Agreement agree to the following provisions pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended:

1.	The term “Party” shall refer to either LLIC or US Alliance as appropriate.

2.	The terms used in this Article are defined by reference to Regulation Section 1.848-2 in effect as of December 29, 1992.

3.

The Party with the net positive consideration for this Agreement for each taxable year shall capitalize specified policy acquisition expense with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

4.

LLIC and US Alliance agree to exchange information pertaining to the amount of the net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

5.

LLIC shall submit a schedule to US Alliance by June 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations shall be accompanied by a statement signed by an officer of LLIC stating that LLIC shall report such net consideration in its tax return for the preceding calendar year.

6.

US Alliance may contest such calculation by providing an alternative calculation to LLIC in writing within thirty (30) days of US Alliance’s receipt of LLIC’s calculation. If US Alliance does not so notify LLIC, US Alliance shall report the net consideration as determined by LLIC in US Alliance’s tax return for the previous calendar year.

7.

If US Alliance contests LLIC’s calculation of the net consideration, the Parties shall act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date US Alliance submits its alternative calculation. If LLIC and US Alliance reach agreement on an amount of net consideration, each Party shall report such amount in their respective tax returns for the previous calendar year.

8.

Both LLIC and US Alliance represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

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Reinsurance and Administration Agreement

Article 14

COMMENCEMENT AND TERMINATION

This Agreement shall be effective for the period beginning at 12:01a.m. Central Standard Time December 31, 2023 (the “Effective Date”) and is indefinite as to its duration. It is a continuous agreement that will remain in force for the entire duration of any business ceded as listed in Schedule A.1.

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Reinsurance and Administration Agreement

Article 15

ASSIGNMENT, NOVATION OR TRANSFER

This Agreement shall be binding upon and inure to the benefit of LLIC and US Alliance and their respective successors and assigns; provided, however, that this Agreement may not be assigned, novated or transferred, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, by either LLIC or US Alliance, or as the result of the action(s) of a parent company or an affiliated entity of either, without the prior written consent of the other. In the event of any assignment, novation, or transfer, the assignor, novator, or transferor shall remain liable under this Agreement, and further guarantees the performance of all obligations of any assignee, novatee, or transferee under this Agreement. Notwithstanding the foregoing, US Alliance will not unreasonably withhold consent for LLIC to assign this Agreement to an insurance entity controlling, controlled by, or under common control with LLIC.

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Reinsurance and Administration Agreement

Article 16

EXECUTION

This Agreement is effective as of December 31, 2023 and applies to eligible policies listed in Schedule A.1. This Agreement has been made in duplicate and is hereby executed by both Parties.

Unless otherwise agreed to in writing, this Agreement must be fully executed by both Parties within sixty (60) days of each other in order for this Agreement to become effective.

LEWER LIFE INSURANCE COMPANY		US ALLIANCE LIFE AND SECURITY COMPANY

By:	/s/ Scott Mylin	By:	/s/ Jeff Brown
(signature)		(signature)
Scott Mylin		Jeff Brown
(print or type name)		(print or type name)

Title:	VP of Finance and Technology	Title:	EVP & COO
Date:	Dec 22, 2023	Date:	Dec 22, 2023
Place:	Overland Park, KS	Place:	Topeka, KS

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Reinsurance and Administration Agreement

Schedule A

REINSURANCE COVERAGE

A.1	Plans Reinsured

Block	Plans Covered	Policy Listing
Voya	non-qualified flexible premium annuities, qualified flexible premium annuities, whole life policies and interest and income life policies	See attached Exhibit 1
Lewer	non-qualified flexible premium annuities, qualified flexible premium annuities, whole life policies and interest and income life policies.	See attached Exhibit 2

A.2	US Alliance’s Liability

With respect to the policies reinsured, US Alliance agrees to accept its share of the liability arising from coverages provided under such policies. The liability of US Alliance shall be limited to a fifty percent (50%) Quota Share of all benefits covered under the Voya block of reinsured policy forms and riders and one hundred percent (100%) of all benefits covered under the Lewer block of reinsured policy forms and riders.

A.3	LLIC’s Retention

LLIC shall retain none (0%) of the total original liability arising from the issued coverages.

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Reinsurance and Administration Agreement

Schedule B

REPORTS

B.1	Monthly Reporting

US Alliance shall provide, on or before the second business day after month end, the following information by book of business:

Bank reconciliation
Trial balance summary
Trial balance detail with transactions

B.2	Quarterly Reporting

On a quarterly basis, US Alliance shall provide financial data to LLIC by Agreement number and policy form number series, both on 100% and ceded bases. US Alliance shall report the credits and adjustments, including reserve credit, resulting from the policies reinsured under this Agreement that are reflected in its statutory financial statements, and also for each calendar year for U.S. federal income tax reporting.

US Alliance shall report statutory reinsurance credits for:

■	active life reserves;
■	IBNR;
■	other.

US Alliance shall report in force data by policy form as follows:

■	number of individual policies in-force calendar end-of quarter;
■	number of individual policies issued calendar year-to-date;
■	annualized premium in-force calendar end-of-quarter;
■	annualized premium of new business issued calendar year-to-date;
■	number of new claims reported calendar year-to-date;
■	number of pending claims.

On or before the third business day after the end of each quarter, US Alliance shall provide reporting, by block, of the reserves, due, deferred, and advanced premiums.

On or before the 15th day after the end of each quarter, US Alliance shall provide notification, by block, of federal and state tax withholding on surrenders, if applicable.

B.3	Annual Reporting

US Alliance shall provide LLIC the following reporting on an annual basis, by bock, according to the due date set forth in the table below:

Reporting Requirement	Due Date
Exhibit of life	January 25th After Year End
Policy exhibit by state	January 25th After Year End
Benefits by state	January 25th After Year End
Fed tax reporting: 1099R	January 15th After Year End
Fed tax reporting: 5498	May 15th After Year End

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ADMINISTRATION AGREEMENT

THIS AGREEMENT is entered into this / 't day of 0c.r,p/31E'4, 1981, by and between NORTHERN LIFE INSURANCE COMPANY (hereinafter "Northern") and PRESIDENTIAL LIFE INSlJRANCE COMPANY OF AMERICA (hereinafter "Presidential").

RECITALS

1.    Northern is a life insurance company domiciled in the state of Washington. Presidential is a life insurance company domiciled in the state of Oklahoma.

2.    Presidential has expertise· in the administration of life insurance products, and Northern des.ires to make use of Presidential's expertise.

3.    Simultaneous with the execution of this Agreement, Northern and Presidential have entered into reinsurance agree-ments covering certain policies to be underwritten by Northern. It is the mutual desire of the parties that Presidential act as Northern's administrative agent to administer all aspects of the insurance subject to said reinsurance agreements.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereby agree as follows:

1.    APPOINTMENT, Northern hereby appoints Presidential as its administrative agent to process applications, underwrite and bind risks in accordance with mutually agreed upon underwriting rules, issue policies, bill and c.ollect premiums, do policyholder service, maintain policy files and EDP information, process claim payments under Northern's direction, and in all respects admin-ister Northern business subject to this Agreement. Presidential accepts such appointment and agrees to establish policies and systems acceptable to Northern for administration of such busi-ness and to comply with such policies and administer such busi-ness on as high a standard as is applicable to Northern's self-administered business.

2.    AUTHORITY OF AGENT. Presidential's relationship with Northern shall be that of an independent contractor, and nothing contained herein shall be construed as creating the relationship of employer and employee between the parties or any of the offi-cers, employees, or agents of either. This. Agreement is a ser-vice contract and performance hereunder may not be subcontracted or assigned without the prior written approval of Northern, which approval will not be unreasonably withheld or delayed, and any subcontractor or assignee approved by Northern shall be bound by all of the terms contained herein. Provided, however, Presiden-tial may, without Northern's prior approval, assign or subcon-tract its duties hereunder to any entity controlling, controlled by, or under common control with Presidential. Presidential shall not have authority to (a) file policies on behalf of Northern, (b) in any manner contact state insurance commissioners on Northern's behalf and all inquiries shall be directed to Northern's home office, or (c) bind Northern to any contract or agreement other than to individual policies which are subject to this Agreement and only to the extent specifically authorized hereunder. Without limiting the generality of the foregoing, it is understood that this Agreement does not vest in Presidential any authority for or on behalf of Northern to incur any debts, modify or discharge contracts, extend the time for paying pre-miums, bind Northern by any statement, promise, or representa-tion, waive forfeitures or any of Northern's rights or customary requirements, or receive any monies due or to become due Northern except in strict accordance with the terms hereof..

3.    PRODUCTS. The products which are subject to adminis-tration pursuant to the terms of this agreement are as follows: Individual deferred retirement annui-cy (T-128); F.P.A. {T-129); Decreasing whole life (NL:8078); Retireme!).t. Income (NL:8096). From time to time Presidential and Northern may jointly develop additional products which shall automatically become subject to the terms and conditions of this Agreement.

4.   UNDERWRITING. At Northern's expense Northern and Presidential shall jointly perform the underwriting function. In the first quarter of 1982, Presidential and Northern shall meet and shall mutually agree with respect to the division of author-ity and responsibility for the performance of the underwriting function and division of expense allowances. Underwriting guidelines hereunder shall be established by written agreement between the parties from time to time and may be changed by written agreement signed by each party. Presidential shall provide Northern such information in such detail and at such frequency as Northern shall reasonably require to enable Northern to monitor Presidential underwriting.

2

Both Northern and Presidential recognize that favorable mortality and persistency are elements essential for the mutual benefit of the parties. Therefore, the parties shall meet from time to time to discuss mortality and persistency results and shall take such action as they mutually deem necessary.

5.    POLICYHOLDERS. Presidential shall have the respon-sibility for performing policyholder services- for policies covered hereunder including but not limited to the following:

(A)    Initiate, pay, and account for refunds of premium, overpayments of premiums, and -other premium adjustments; policyholder loans; surrender paymentE;..;, .and death benefits; and

(B)    Handle reissues, conversions, policy changes, reinstatements, and terminations according to agreed upon procedures.

Northern shall at its own expense investigate, process, and decide to pay or contest all claims.

6,         MAINTENANCE OF RECORDS, INSPECTION, AND AUDIT.         Presi-dential shall prepare and maintain all records with respect to the administration of the business including policy files and electronic data processing files in accordance with systems and procedures established by Presidential and approved by Northern. All records shall remain the property of Northern. All records with respect to the administration of the business shall be physically segregated from the records of Presidential and main-tained with such security and in such manner as shall be approved by Northern. All such records shall be subject to inspection by Northern during regular business hours at Northern's request. Northern's auditors shall have access to· such records and to such other business records of Presidential as such auditors shall reasonably require to enable Northern's auditors to verify the accuracy of such records. The expense of an annual audit of the business administered by Presidential pursuant to-this Agreement (including recommended followups) by Northern's independent auditors shall be paid as follows: the first $10,000 by Northern, thereafter in equal shares by the parties. All records maintained by Presidential by means of electf:onic data processing equipment shall be duplicated and a duplicate copy of the master files shall be provided Northern for safekeeping. The parties agree that any computer software and programs used to carry out the purposes of this Agreement shall remain the property of the party which developed or created such software; provided, however, that during the term of this Agreement and after its termination each party agrees to provide the other with access to the information and records contained therein and the use of such software for a reasonable time thereafter and at a reasonable cost. This provision shall not be applicable to any proprietary software belonging to a third party.

3

7.    ACCOUNTING. A trust account shall be established and maintained in Northern Is name which authorizes Presidential to deposit receipts and make disbursements in accordance with this Agreement. All premiums collected by Presidential will be deposited in this account and all disbursements from it will be made by Presidential including, but not limited to, death and surrender benefits and monies due Presidential in accordance with the aforementioned reinsurance agreements, and due Presidential hereunder in accordance with Schedule A. Procedures for the collection and deposit of premiums to the account and withdrawals from the account shall be agreed to and acceptable to Northern. All funds in the account shall remain the proper-ty of Northern until distributed in accordance with agreed upon procedures.

8,     FINANCIAL REPORTING. Presidential shall provide North-ern with various reports in such detail, covering such matters, and with such frequency as Northern may re_a,sonably require from time to time in order to enable it to monitor the business and to prepare both its internal financial statements and its reports to reinsurers. Payment and information shall be provided on a monthly cycle on estimated results with quarterly accounting. The quarterly accounting shall be provided on a best efforts basis within ten (10) working days following the end of each calendar quarter.

9.    COMPENSATION, In consideration for Presidential's services hereunder, Northern shall pay to Presidential the allow-ances and reimbursed expenses listed on Schedule A hereto.

10,  TERM OF AGREEMENT.

A.    Commencement.

This Agreement shall be retroactive to May 1, 1979.

4

B.    Continuation.

The initial term of this Agreement shall be seven (7) years from the commencement date and it shall be renewable for five (5) year terms thereafter by the mutual agreement of the parties, subject to termination according to section eleven (11). Northern and Presidential agree that after the expiration of this Agreement, Presidential shall continue to perform the adminis-trative services specified hereunder as long as policies subject to the reinsurance agreements between Presidential and Northern are in force. In the event termination is pursuant to section eleven (11), Northern may, at its option, assume the administra-tive responsibilities performed by Presidential.

11.    TERMINATION. Northern may terminate this Agreement by written notice if Presidential materially breaches any of its contractual obligations hereunder. Northern may terminate this Agreement without notice (1) in the event of Presidential's bankruptcy, receivership, rehabilitation, or assignment of all or a material part of its assets for the benefit of creditors, or (2) if Presidential or any officer or director of Presidential or of its affiliated corporations is found to have misappropriated Northern's funds as determined by an audit by an independent certified public accountant or is found by a court of competent jurisdiction to have committed a fraud with respect to its contractual obligations hereunder.

5

Upon termination under this section, all property in the possession of Presidential belonging to Northern shall be immedi-ately delivered to Northern and Presidential will in good faith exercise its best efforts to assist Northern in the orderly assumption of the administration of the policies subject to this Agreement.

12.    ARBITRATION. All disputes and differences between Northern and Presidential which cannot be settled amicably will be decided by arbitration. The arbitrators will regard this Agreement from the point of view of practical business and equity rather than from the letter of the law and otherwise will be empowered to interpret this Agreement as they see fit.

The court of arbitration, which will b.e held at a location agreed on by a majority of the arbitrators, will consist of three arbitrators who are officers of life insurance companies other than Northern and Presidential or any affiliate of either. One arbitrator will be appointed by Northern (at its expense), another by Presidential (at its expense) and the third by the two arbitrators named by Northern and Presidential (the expense to be shared equally). If either of these two arbitrators should decline to participate in the appointment of the third arbitrator or if these two arbitrators should be unable to agree upon the choice of a third arbitrator, the appointment will be made by the then President of the American Council of Life Insurance.

The court of arbitration will not be bound by any rules of law. They will decide by a majority of votes and there will be no appeal from their written decision. The cost of arbitration, not including the fees of the arbitrators, will be borne equally by the parties.

6

The submission of disputes and differences to arbitration in accordance with the provisions of this •article will be a condi-tion precedent to the institution of a legal proceeding by either party.

13.   MISCELLANEOUS.

A. Governing Law.

This Agreement shall be governed by and interpreted under the laws of the State of Washington.

B. Entire Agreement.

This Agreement constitutes the entire ,.f,.greement between the parties and any modification or amendment of this Agreement must be in writing and duly executed by the parties hereto.

c. counterparts.

This Agreement may be executed in any number of counter-parts, each of which when executed shall be an original, but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NORTHERN LIFE INSURANCE COMPANY

By:	........,_6, ,J.l--'----'L-tf✓.---"7=��=-=---

7

PRESIDENTIAL LIFE INSURANCE COMPANY OF AMERICA

8

Schedule A

Administrative Allowances

Paid to Presidential at the End of

Each Quarter

I)	Flexible Premium Annuity (T-128 & T-129)

A)	First Year Business

1)	Four percent~(4%) of [(a)-(b)J where:

a)	Is the annualized, first year reinsured premium for all policies issued .during the quarter,

b)	Is the annualized, first year reinsured premium for all policies not-taken during the quarter,

Plus	2)	Twenty-two dollars and fifty cents ($22.50) for each policy that is issued during the quarter less twenty-two dollars and fifty cents ($22.50) for each policy not-taken during the quarter.

B)	Renewal Business

Seven dollars and fifty cents ($7.50) for each policy at each anniversary the policy is inforce, Allowance will be paid at the end of the calendar quarter for all policies having anniversaries in that quarter.

II)	Decreasing Benefit Whole Life (NL-8078 4/78) & Retirement Income Policy (NL-8096 9/79)

A)	First Year Business

1)	Five percent (5%) of C(a)-(b)] where:

a)	ls the annualized, first year reinsured premium for all policies issued during the quarter,

b)	Is the annualized, first year reinsured premium for all policies not taken during the quarter

Plus	2)

Three dollars and twenty cents ($3.20) per thousand reinsured·on all policies issued during the quarter less three dollars and twenty cents per thousand ($3.20) on all policies not taken during the quarter.

B)	Renewal Business

Fifty cents ($.50) per thousand reinsured on each policy at each anniversary the policy is inforce', Allowance w'fii be paid at the end of the calendar quarter for all policies having anniversaries in that quarter.

ASSUMPTION CERTIFICATE

It is hereby understood and agreed that, effective September 30, 1987, LEWER LIFE INSURANCE COMPANY (hereinafter, "Lewer") assumes all rights and liabilities under the Administrative Agreement (effective May 1, 1979) between

PRESIDENTIAL LIFE INSURANCE COMPANY OF AMERICA (hereinafter, "Presidential") and NORTHERN LIFE INSURANCE COMPANY in accordance with the terms and conditions thereof, including all amendments and modifica-tions thereto, as if it had been originally issued by Lewer, such assumption resulting from the merger of Presidential into Lewer pursuant to law on September 30, 1987.

Dated this /Zit:  , 1988, and signed in dupli-day cate original.

LEWER LIFE INSURANCE COMPANY

MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT

This Mutual Confidential Disclosure Agreement(" Agreement") is entered into as of 12th day of July, 2023 ("Effective Date"), by and between The Lewer Companies ("Lewer") having a place of business at 9900 W. 109th St. #200, Overland Park, Kansas 66210, and US Alliance Life and Security Company ("USAlliance") with an address at 1303 SW First American Pl #200, Topeka, KS 66604 (collectively the "Parties" and each a "Party").

1.

Background. The Parties intend to engage in discussions and negotiations concerning the potential establishment of a mutually beneficial business relationship between them. In the course of such discussions and negotiations, it is anticipated that each Party will disclose or deliver to the other Party certain Confidential Information (as defined in Section 3). The Parties enter into this Agreement to protect their respective rights with respect to any Confidential Information.

2.	Definitions. For purposes of this Agreement, the following terms have the following definitions:

a.	Disclosing Party means the Party disclosing Confidential Information to a Recipient. The term Disclosing Party includes:

1.	the Disclosing Party;

ii.	the Disclosing Party's parent, subsidiaries, affiliates, and divisions; and

m.	the directors, officers, employees, and/ or agents of any of the above.

b.	Recipient means the Party receiving Confidential Information from the Disclosing Party. The term Recipient includes:

1.	the Recipient;

11.	the Recipient's parent, subsidiaries, affiliates, and divisions; and

111.	the directors, officers, employees and/ or agents of any of the above.

c.	Recipient's Representative includes, but is not limited to, the Recipient's attorneys, accountants, consultants, financial advisors, and subcontractors.

3.

Confidential Information. Confidential Information includes all information ascertained by or furnished to the Recipient or the Recipient's Representatives by the Disclosing Party or any of its representatives, whether in writing, orally, visually, electronically, or by any other means. Confidential Information includes, without limitation:

a.

all analyses, compilations, data, studies, or other documents prepared by the Recipient or the Recipient's representatives either containing, or based in whole or part, on any Confidential Information;

b.	All documents reflecting the Recipient's review of, or interest in, the Disclosing Party;

Mutual_Confid_Discl-TLC-USAlliance	Page 1 of 4	July, 2023

c.

Information about the Disclosing Party's technology, know-how, processes, software, databases, employee information, information about or from either party's vendors, trade secrets, contracts, proprietary information, historical and projected financial information, business strategies, operating data and organizational and cost structures, product descriptions, pricing information, and customer and consumer information (including without limitation names, addresses, telephone numbers, account numbers, demographic, financial and transactional information or customer lists). Customer Information is a subset of Confidential Information.

4.

Disclosure of Confidential Information. Recipient shall hold Confidential Information in strict confidence and shall not disclose Confidential Information to any third party, except as expressly permitted under this Agreement or required under the Consulting Agreement. Recipient shall only disclose Confidential Information to such employees and Recipient Representatives who have a need to know such Confidential Information in the course of the performance of their duties and who are legally bound to protect the confidentiality of such Confidential Information. Before disclosing any Confidential Information to consultants, Recipient shall obtain a written agreement substantially similar to this from said consultants.

5.

Protection of Confidential Information. Recipient shall protect Confidential Information using the same degree of care as it uses to protect its own Confidential Information. In no event may Recipient use less than a reasonable degree of care, to prevent the dissemination, publication of, or access to Confidential Information.

6.

Property Rights in Confidential Information. Confidential Information will remain the exclusive property of the Disclosing Party notwithstanding disclosure hereunder. Disclosure of Confidential Information hereunder shall not be deemed to constitute a grant, by implication or otherwise, of a right or license to use the Confidential Information. Nothing contained in this Agreement and no disclosure of Confidential Information hereunder shall be construed as granting or conferring any rights upon the Recipient, by license or otherwise, for any invention, discovery or improvement made, conceived or acquired by the Disclosing Party. No claim to any trade secret or other protection shall be prejudiced by disclosure made pursuant to this Agreement.

7.	Limitation on Obligations. Sections 3 and 4 above shall not apply to Confidential Information which:

a.	is otherwise in the public domain at the time of disclosure, or becomes publicly known, in either case, through no breach of this Agreement by Recipient;
b.	was known by Recipient prior to its disclosure or becomes known to Recipient through disclosure by sources other than the Disclosing Party;
c.	the Disclosing Party authorizes, in writing, the Recipient to release; or

Mutual_Confid_Discl-TLC-USAlliance	Page 2 of 4	July, 2023

d.	is independently developed by Recipient without any exposure whatsoever to Confidential Information.

8.

Return of Confidential Information. Recipient shall, upon written request of the Disclosing Party, destroy or return to the Disclosing Party all Confidential Information Recipient received pursuant to this Agreement (and all copies and reproductions thereof). Upon request for return of Confidential Information, Recipient shall also destroy all copies of analyses, compilations, studies or other documents prepared by it or for its use containing or reflecting Confidential Information, except one (1) copy thereof may be retained by Recipient's attorneys (who execute an agreement substantially similar to this Agreement) solely for the purpose of determining the extent of its obligations hereunder.

9.

Term of Confidentiality Obligations. The confidentiality obligations and restrictions imposed by this Agreement shall commence as of the date of this Agreement and continue for three years beyond completion of the services under the Consulting Agreement, notwithstanding the return of the Confidential Information. If this Agreement is terminated for any reason, all obligations relating to the use or disclosure of Co:afidential Information shall survive its termination.

10.	General.

a.	By execu_ting this Agreement, Disclosing Party makes no representations or warranties as to the accuracy or completeness of the Confidential Information provided to Recipient.

b.

This Agreement and a Party's rights, duties and obligations under it are not transferable or assignable without the express prior written consent of the other Party. Any attempt to transfer or assign this Agreement or any rights, duties or obligations under this Agreement without such consent is void.

c.

This Agreement can only be modified by a written agreement, signed by the persons authorized to sign agreements on behalf of the Parties. Any variance from the terms or conditions of this Agreement will be of no effect, unless pursuant to a written agreement, in conformity with this paragraph, to modify this Agr�ei:nent.

d.

If any pfovision(s) of this Agreement is/ are held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or be impaired thereby.

e.

This Agteement shall be governed by and construed and enforced in accordance with the laws of the State of Kansas, without regard to any choice of law provisions. Any disputes arising out of or related to this Agreement shall be heard only in the state or federal courts located in the State of Kansas, to the exclusion of all other courts and fora.

Mutual_Confid_Discl-TLC-USAlliance	Page 3 of 4	July, 2023

f.

This Agreement is the complete and exclusive agreement between the Parties as to the subject matter hereof and supersedes all communications between the Parties related to the subject matter of this Agreement. Notwithstanding the foregoing, all rights and obligations of the Parties under previously executed agreements related to the subject matter of this agreement shall remain in effect with respect to confidential information disclosed under such previous agreements.

g.

Waiver of a breach or default under this Agreement shall not be a waiver of any other, . subsequent breach or default. Failure or delay in enforcing compliance with any term or condition of this Agreement shall not constitute a waiver of such term or condition unless such term or condition is expressly waived in writing.

h.

In the event of a breach or threatened breach by a Party (the "Breaching Party11) of any provision(s) of this Agreement, the other Party, in addition to any other remedies available to it under law, shall be entitled to seek an injunction restraining the Breaching Party from performing any act which constitutes a breach of this Agreement.

i.	This Agreement shall benefit and be binding upon the Parties hereto and their respective successors and permitted assigns.

J·

This Agreement is not intended to constitute, create, or give effect to or otherwise recognize a joint venture, partnership or other form of business organization of any kind and the rights and obligations of the Parties shall be only those expressly set forth herein.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective the day and year first above written.

The Lewer Companies	US Alliance Life and Security Company

Date: Jul 18, 2023

Mutual_Confid_Discl-TLC-USAlliance	Page 4 of 4	July, 2023

TLC  USA  NOA  7.2023

Final Audit Report	2023-07-18

Created:	2023-07-18
By:	Callie Pippen-Railinger (crailinger@lewer.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAA_KSHYbBvSCqrkeeXwxxWOi3YIBizVnFh

"TLC_USA_NDA_?.2023" History

Document created by Callie Pippen-Raitinger (craitinger@lewer.com) 2023-07-18 - 2:05:57 PM GMT

Document emailed to Scott Mylin (smylin@lewer.com) for signature 2023-07-18 - 2:06:28 PM GMT

Email viewed by Scott Mylin (smylin@lewer.com) 2023-07-18 - 6:36:09 PM GMT

Document e-signed by Scott Mylin (smylin@lewer.com) Signature Date: 2023-07-18 - 6:38:02 PM GMT-Time Source: server

Agreement completed. 2023-07-18 - 6:38:02 PM GMT

Exhibit 1 to Life Insurance and Annuity Reinsurance and Administration Agreement
between LLIC and US Alliance

Exhibit 1

Company	Policy No	Ins Name	Plan	Plan Desc
53	E00128	HARRIS III*COY G.	1023	NL FPA- MALE
53	E00139	ANDREWS*WALTER C.	1023	NL FPA- MALE
53	E00287	PARKS*DUELL E.	1023	NL FPA- MALE
53	E00289	GONZALES*RUMALDO G.	1023	NL FPA- MALE
53	E00298	LANCASTER*TIMOTHY L.	1023	NL FPA- MALE
53	E00334	KLUMP JR.*WILLIAM LOUIS	1023	NL FPA- MALE
53	E00361	PHILLIPS*RICHARD A.	1023	NL FPA- MALE
53	E00454	LITTRELL*RONALD S.	1023	NL FPA- MALE
53	E00489	RAYMOND*MIKE D.	1023	NL FPA- MALE
53	E00564	LINDSEY*RETHIA P.	3023	NL FPA- FEMALE
53	E00623	MAJOR*EDWARD D.	1023	NL FPA- MALE
53	E00693	VICKS*LESLIE K.	3023	NL FPA- FEMALE
53	E00710	GREBIL*MICHAEL J.	1023	NL FPA- MALE
53	E00751	FRISTOE*WILL H.	1023	NL FPA- MALE
53	E00769	PARISH*GREGORY A.	1013	NL IRA- MALE
53	E00780	PULLEN*TIMOTHY M.	1023	NL FPA- MALE
53	E00782	LADA*JAMES E.	1023	NL FPA- MALE
53	E00783	ST LUISE*ROBERT L.	1023	NL FPA- MALE
53	E00792	COY*KENNETH L.	1023	NL FPA- MALE
53	E00810	ROSSITER*WESLEY S.	1013	NL IRA- MALE
53	E00851	SLECHTA*MICHAEL E.	1013	NL IRA- MALE
53	E00896	MEADE*JAMES	1023	NL FPA- MALE
53	E00897	MEADE*ANGELA M.	3023	NL FPA- FEMALE
53	E00924	MINCHOW*JAMES E.	1023	NL FPA- MALE
53	E00932	SHREFFLER*KENNETH P.	1023	NL FPA- MALE
53	E00940	NORDMEYER*MICHAEL L.	1013	NL IRA- MALE
53	E00955	SUMMERS*CHERYL A.	3013	NL IRA- FEMALE
53	E01117	HARDGROVE*THOMAS W.	1023	NL FPA- MALE
53	E01241	COX*WILLIAM D.	1023	NL FPA- MALE
53	E01244	BURT*WILLIAM T.	1023	NL FPA- MALE
53	E01383	MARTIN*JACK W.	1023	NL FPA- MALE
53	E01392	HASENKAMP*RICHARD J.	1023	NL FPA- MALE
53	E01411	REESE*DUANE E.	1013	NL IRA- MALE
53	E01437	KRIENKE*CORA J.	3023	NL FPA- FEMALE
53	E01478	MCCREADY*DIANE E.	3023	NL FPA- FEMALE
53	E01644	ROBERSON*CLIFTON H.	1023	NL FPA- MALE

Exhibit 1 to Life Insurance and Annuity Reinsurance and Administration Agreement
between LLIC and US Alliance

53	E01646	ROBERSON*ELAINE E.	3023	NL FPA- FEMALE
53	E01694	SHEATZLEY*BARRY D.	1023	NL FPA- MALE
53	E01812	EBERS*HAROLD D.	1023	NL FPA- MALE
53	E01937	STRICKLAN*GEORGE P.	1023	NL FPA- MALE
53	E02058	ROBINSON*LANCE R.	1023	NL FPA- MALE
53	E02069	CRAWFORD*JAMES W.	1023	NL FPA- MALE
53	E02074	HYMEL*THOMAS C.	1023	NL FPA- MALE
53	E02075	FELTZ*DIANNE H.	3023	NL FPA- FEMALE
53	E02159	THEABOLT*ROBERT W.	1023	NL FPA- MALE
53	E02167	JONES*REX L.	1023	NL FPA- MALE
53	E02179	LINDSTROM*DARELL A.	1023	NL FPA- MALE
53	E02251	GESSNER*DALE R.	1023	NL FPA- MALE
53	E02260	MCCLURE*JOHN F.	1023	NL FPA- MALE
53	E02270	LOFQUIST*CHRISTINE M	3023	NL FPA- FEMALE
53	E02275	SHEW*TIMOTHY A.	1023	NL FPA- MALE
53	E02304	WILLIAMS*SALLY A.	3023	NL FPA- FEMALE
53	E02305	WILLIAMS*ANTHONY C.	1023	NL FPA- MALE
53	E02308	YEARWOOD*COY L.	1023	NL FPA- MALE
53	E02377	SNOW*DONALD D.	1013	NL IRA- MALE
53	E02466	THOMPSON*KENNETH L.	1023	NL FPA- MALE
53	E02520	KELLIS*MONTE M.	1013	NL IRA- MALE
53	E02579	MAXWELL*DAVID J.	1023	NL FPA- MALE
53	E02610	HENDERSON*MARK E.	1023	NL FPA- MALE
53	E02702	BROCKMAN*PAUL R.	1013	NL IRA- MALE
53	E02743	KLIEWER*MARK R.	1023	NL FPA- MALE
53	E02748	BROWN*DAVID A.	1023	NL FPA- MALE
53	E02802	GARZA*ROSALIO	1023	NL FPA- MALE
53	E02804	BROWN*DENNIS W.	1023	NL FPA- MALE
53	E02898	ANDERSON*ROGER D.	1023	NL FPA- MALE
53	E02907	KAPPUS*MICHAEL L.	1023	NL FPA- MALE
53	E02908	MESSINGER JR.*CHARLES L.	1023	NL FPA- MALE
53	E02938	HAVERSTOCK*ROGER R.	1023	NL FPA- MALE
53	E02966	HAVERSTOCK*JANE A.	3023	NL FPA- FEMALE
53	E02988	KRAMBUHL*MICHAEL J.	1023	NL FPA- MALE
53	E03043	TURNER*GARY M.	1023	NL FPA- MALE
53	E03059	JOHNSTUN*JOHN E.	1023	NL FPA- MALE
53	E03176	MOON*CHARLES H.	1023	NL FPA- MALE
53	E03189	FENSKE*NATHAN W.	1023	NL FPA- MALE
53	E03190	HALL*JEFFREY S.	1023	NL FPA- MALE
53	E03216	NEWMAN*EARL R.	1023	NL FPA- MALE
53	E03228	LAIL*HASKELL D.	1013	NL IRA- MALE
53	E03229	MAZEL*JIMMIE J.	3023	NL FPA- FEMALE

Exhibit 1 to Life Insurance and Annuity Reinsurance and Administration Agreement
between LLIC and US Alliance

53	E03238	BENSON*JEFF T.	1023	NL FPA- MALE
53	E03252	SPEAR*THAD W.	1023	NL FPA- MALE
53	E03256	HOWARD*TIMOTHY M.	1023	NL FPA- MALE
53	E03261	STENBERG*STEPHEN S.	1023	NL FPA- MALE
53	E03267	WALTON*FRANK E.	1023	NL FPA- MALE
53	E03290	MACE*RUSSELL	1023	NL FPA- MALE
53	E03333	MARTINEZ*JOHN E.	1023	NL FPA- MALE
53	E03365	SCHNEIDER*KENNETH J.	1023	NL FPA- MALE
53	E03372	DEAN*BOBBY E.	1023	NL FPA- MALE
53	E03377	HUBER*JOSEPH R.	1023	NL FPA- MALE
53	E03417	FOLEY*DANIEL I.	1023	NL FPA- MALE
53	E03430	BAILEY*DARYL D.	1023	NL FPA- MALE
53	E03548	STANLEY*LOREN E.	1023	NL FPA- MALE
53	E03558	ADAMS*GLEN H.	1023	NL FPA- MALE
53	E03576	BRECKLER*DEBRA L.	3013	NL IRA- FEMALE
53	E03577	BRECKLER*VICTOR L.	1013	NL IRA- MALE
53	E03578	BRECKLER*ROBERT J.	1013	NL IRA- MALE
53	E03598	LANTHRIP*RON W.	1013	NL IRA- MALE
53	E03715	TYREE*ISAAC D.	1013	NL IRA- MALE
53	E03754	GAMBRALL*PENELOPE E PIRKLE	3023	NL FPA- FEMALE
53	E03774	HAITHCOCK*RICHARD N.	1023	NL FPA- MALE
53	E03793	DIGGINS*RICHARD N.	1013	NL IRA- MALE
53	E03892	KERR*JAMES DAVID	1023	NL FPA- MALE
53	E03907	JONES*RICKY D.	1023	NL FPA- MALE
53	E03918	WOODARD*STEVEN M.	1023	NL FPA- MALE
53	E04022	HOBBS*RANDALL L.	1013	NL IRA- MALE
53	E04029	CAFFEY*GARY J.	1013	NL IRA- MALE
53	E04040	HILL*RICHARD E.	1023	NL FPA- MALE
53	E04054	RUSSELL*DAVID A.	1023	NL FPA- MALE
53	E04120	WELLS*JOSEPH E.	1023	NL FPA- MALE
53	E04186	MATHIS*JEFF C.	1023	NL FPA- MALE
53	E04213	SCHUMAN*CAROL	3023	NL FPA- FEMALE
53	E04222	THOMPSON*GREGORY A.	1023	NL FPA- MALE
53	E04251	NORDMEYER*MICHAEL L.	1023	NL FPA- MALE
53	E04280	FLICKINGER*GARY L.	1013	NL IRA- MALE
53	F00016	CLEMENTS*RONALD V.	1210	II @ 65- MALE
53	F00037	GOULD*VAUGHN F.	1210	II @ 65- MALE
53	F00061	FULTON*RALPH E.	1210	II @ 65- MALE
53	F00127	IACOZILI*JAMES D.	1210	II @ 65- MALE
53	F00204	TEMPLEN*RICHARD I.	1210	II @ 65- MALE
53	F00263	SCHULER*SANDY K.	3210	II @ 65- FEMALE
53	F00533	STREETER*RONALD E.	1210	II @ 65- MALE

Exhibit 1 to Life Insurance and Annuity Reinsurance and Administration Agreement
between LLIC and US Alliance

53	F00585	SCHNEIDER*KENNETH J.	1210	II @ 65- MALE
53	F00660	MAZEL*JIMMIE J.	3210	II @ 65- FEMALE
53	F00721	DUPONT*STEPHEN M.	1210	II @ 65- MALE
53	X00081	KERR*SHARON L.	3310	DOL NL-FEMALE
53	X00128	HARRIS III*COY G.	1310	DOL NL- MALE
53	X00178	LAWSON*MICHAEL D.	1316	DOL NL- REDUCED PAID UP
53	X00208	LANGENDERFER*ALLAN J	1310	DOL NL- MALE
53	X00334	KLUMP JR.*WILLIAM LOUIS	1310	DOL NL- MALE
53	X00432	BRADY*RONALD L.	1310	DOL NL- MALE
53	X00454	LITTRELL*RONALD S.	1310	DOL NL- MALE
53	X00461	TRAWICK*JOHN H.	1316	DOL NL- REDUCED PAID UP
53	X00623	MAJOR*EDWARD D.	1310	DOL NL- MALE
53	X00632	ALSDORF*ERVIN G.	1316	DOL NL- REDUCED PAID UP
53	X00769	PARISH*GREGORY A.	1310	DOL NL- MALE
53	X00775	SUSSMAN*GERALD L.	1310	DOL NL- MALE
53	X00919	SMITH*ROBERT G.	1310	DOL NL- MALE
53	X00956	SUMMERS*CHERYL A.	1316	DOL NL- REDUCED PAID UP
53	X01076	HASSELBRING*MARTHA A. GRAHAM	3310	DOL NL-FEMALE
53	X01214	WILCOX*RONALD D.	1310	DOL NL- MALE
53	X01241	COX*WILLIAM D.	1310	DOL NL- MALE
53	X01244	BURT*WILLIAM T.	1310	DOL NL- MALE
53	X01337	MCBRIDE*RICHARD E.	1310	DOL NL- MALE
53	X01364	BECK*WILLIAM F.	1310	DOL NL- MALE
53	X01393	HEATON*LYLE G.	1316	DOL NL- REDUCED PAID UP
53	X01564	LOWE*WILLIAM D.	1316	DOL NL- REDUCED PAID UP
53	X01574	MCCOY*CARROLL D.	1310	DOL NL- MALE
53	X01620	CROCKER*AGNES J.	1316	DOL NL- REDUCED PAID UP

Exhibit 1 to Life Insurance and Annuity Reinsurance and Administration Agreement
between LLIC and US Alliance

53	X01625	OBERLANDER*JAY	1310	DOL NL- MALE
53	X01640	EDWARDS*WILLIAM R.	1310	DOL NL- MALE
53	X01703	REESE*MARSHALL J.	1310	DOL NL- MALE
53	X01718	MORGAN*EVELYN M.	3310	DOL NL-FEMALE
53	X01748	WOODS*RAYMOND E.	1310	DOL NL- MALE
53	X01964	TARRENCE*AMEL	1310	DOL NL- MALE
53	X02053	SHAVER*WAYNE B.	1316	DOL NL- REDUCED PAID UP
53	X02058	ROBINSON*LANCE R.	1310	DOL NL- MALE
53	X02074	HYMEL*THOMAS C.	1310	DOL NL- MALE
53	X02159	THEABOLT*ROBERT W.	1310	DOL NL- MALE
53	X02221	THOMAS*KATIE C.	3310	DOL NL-FEMALE
53	X02260	MCCLURE*JOHN F.	1310	DOL NL- MALE
53	X02346	HUNEKE*JAMES C.	1310	DOL NL- MALE
53	X02397	REICHERT*VALENTINE G.	1310	DOL NL- MALE
53	X02619	HANNIS*PATRICK W.	1310	DOL NL- MALE
53	X02735	GLAZIER*KEITH E.	1316	DOL NL- REDUCED PAID UP
53	X03075	SOLOMON*STEPHEN R.	1310	DOL NL- MALE
53	X03099	WELLS*WILLIAM F.	1310	DOL NL- MALE
53	X03110	GIRARDIN*JAMES L.	1310	DOL NL- MALE
53	X03169	GEORGE*RONALD D.	1310	DOL NL- MALE
53	X03213	STORY*KENNETH E.	1310	DOL NL- MALE
53	X03238	BENSON*JEFF T.	1310	DOL NL- MALE
53	X03376	BUSSARD*BARRY A.	1310	DOL NL- MALE
53	X03435	SUTTON*STANLEY D.	1310	DOL NL- MALE
53	X03563	RECKELHOFF*WILLIAM F.	1310	DOL NL- MALE
53	X03598	LANTHRIP*RON W.	1310	DOL NL- MALE
53	X03754	GAMBRALL*PENELOPE E PIRKLE	3310	DOL NL-FEMALE
53	X03760	BOGGS*DARREL L.	1310	DOL NL- MALE
53	X03790	DENNEY*JOYCE A.	3310	DOL NL-FEMALE
53	X03928	BAGLEY*JERRY G.	1310	DOL NL- MALE
53	X03942	FOOTE*RICHARD A.	1310	DOL NL- MALE
53	X04020	PURVIS*CARL	1310	DOL NL- MALE
53	X04040	HILL*RICHARD E.	1310	DOL NL- MALE
53	X04120	WELLS*JOSEPH E.	1310	DOL NL- MALE
53	X04171	MADDUX*SUSIE F.	3310	DOL NL-FEMALE
53	X04222	THOMPSON*GREGORY A.	1310	DOL NL- MALE

Exhibit 2 to Life Insurance and Annuity Reinsurance and Administration Agreement
between LLIC and US Alliance

Exhibit 2
Company	Policy No	Ins Name	Plan	Plan Desc
50	A00040	HUX JR.*WALTER D.	1020	LLIC OLD FPA- MALE
50	A00104	JUNG*ROGER D.	1010	LLIC OLD IRA- MALE
50	A00137	HILL JR.*CLYDE M.	1010	LLIC OLD IRA- MALE
50	A00163	HENLEY*BILLY E.	1020	LLIC OLD FPA- MALE
50	A00225	HIGGINS*RENEE M.	3020	LLIC OLD FPA- FEMALE
50	A00377	STONEKING JR.*DONALD E.	1010	LLIC OLD IRA- MALE
50	A00380	QUEBEDEAUX*GERALD P.	1020	LLIC OLD FPA- MALE
50	A00428	BARTLETT*JODIE W.	1020	LLIC OLD FPA- MALE
50	A00447	LEWER*ROBERT J.	1020	LLIC OLD FPA- MALE
50	A00468	LEAK*PEARL M.	3009	LLIC OLD IRA- FEMALE
50	A00469	LEAK*SAMUEL L.	1010	LLIC OLD IRA- MALE
50	A00484	JANEWAY*DAVID E.	1020	LLIC OLD FPA- MALE
50	A00499	HUGI*GLENN W.	1020	LLIC OLD FPA- MALE
50	L00343	LEWER*CHARLES G.	4210	II @ 65- NO COMMISSION
50	L00368	DRURY*TERRY R.	1210	II @ 65- MALE
50	L00402	LEWER*GREGORY PAUL	4210	II @ 65- NO COMMISSION
50	N00530	FLASPOHLER*FRANK WILLIAM	1021	LLIC NEW FPA- MALE
50	N00553	BROOKS*ERIC F.	1021	LLIC NEW FPA- MALE
50	N00581	MELVOIN JR.*HERBERT B.	1021	LLIC NEW FPA- MALE
50	VL01176021	HALL*ANITA B.	3011	LLIC WL 4000 FEMALE NS
50	VL0411951	CARTER*AMBER MARIE	3011	LLIC WL 4000 FEMALE NS
50	VL0411952	CARTER*GARRY WAYNE	2011	LLIC WL 2010 MALE S
50	VL0411973	VAUGHN*STEVEN RANCE JR.	2010	LLIC WL 2010 MALE NS
50	VL08223268	LEACH*JUDITH A.	3000	LLIC WL 4000 FEMALE NS
50	VL12112095	BRAUN*JEANNIE MARIE	3001	LLIC WL 4000 FEMALE S
50	VL12183506	DRANE*APRIL ALANE	3000	LLIC WL 4000 FEMALE NS
50	VL12183525	JONES*VERNON GEORGE	2011	LLIC WL 2010 MALE S
50	VL12183526	JONES*JANETTA	3010	LLIC WL 2010 FEMALE NS
50	VL12184821	MEDINA*ABRAHAM	2011	LLIC WL 2010 MALE S
50	VL12184854	ESPINOZA*CHRISTINE F.	3010	LLIC WL 2010 FEMALE NS
50	VL20117000	KELEHER*KEVIN LEO	2011	LLIC WL 2010 MALE S
50	VL61183107	LANDRY*CARL J.	2010	LLIC WL 2010 MALE NS